Exhibit 10.17(h)

Seventh Amendment to the Frontier Airlines, Inc. Co-Branded Credit Card Agreement

This Seventh Amendment to the Frontier Airlines, Inc. Affinity Credit Card Agreement, made this 23rd day of July, 2010 by and between Barclays Bank Delaware, formerly known as Juniper Bank (“Barclays”) and Frontier Airlines, Inc. (“Frontier”) further amends the Frontier Airlines, Inc. Credit Card Agreement between the parties dated March 12, 2003. This agreement, as amended by the letter agreement and amendments described below in the Recitals, shall be referred to as the “Agreement”.

RECITALS:

WHEREAS, Juniper Bank changed its name to Barclays Bank Delaware on May 28, 2006;

WHEREAS, the parties entered into the Agreement (Exhibit 1 Hereto) on March 12, 2003;

WHEREAS, the parties entered a letter agreement dated April 1, 2003 regarding the pass through of Volume Incentive of ***** Net Purchases from ***** (Exhibit 2 hereto);

WHEREAS, the parties entered into a First Amendment to the Agreement in May 2003 (the “First Amendment”), a Second Amendment to the Agreement in April 2005 (the “Second Amendment”), a Third Amendment to the Agreement on March 27, 2006 (the “Third Amendment”), a Fourth Amendment to the Agreement in May 2007 (the “Fourth Amendment”), Fifth Amendment to the Agreement in May 2007 (the “Fifth Amendment”) and the Sixth Amendment dated September 9, 2010 (the “Sixth Amendment”). A copy of each is attached to the Sixth Amendment; and

WHEREAS, Frontier and Barclays desire to further amend the Agreement to revise the compensation paid thereunder.

THEREFORE, the parties agree to amend the Agreement as follows.

1.	The introductory paragraph to Section 5(b) is deleted and the following is inserted in its place:

Bonus Mile Fees and Purchase Mile Fees:

(A) Prior to March 15, 2007, Barclays shall pay a Purchase Mile Fee to Frontier equal to ***** for each Purchase Mile and a Bonus Mile Fee of either (1) ***** for each Bonus Mile awarded to an Account for which the New Account Premium is paid, or (2) ***** for each Bonus Mile awarded to an Account for which the Marketing Premium is paid. On or after March 15, 2007 through July 31, 2010, Barclays shall pay a Purchase Mile Fee to Frontier equal to ***** for each Purchase Mile and a Bonus Mile Fee of ***** for each Bonus Mile. The Purchase Mile Fees and Bonus Miles Fees are inclusive of taxes, including but not limited to the Air

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Transportation Excise tax. Purchase Miles and Bonus Miles shall be awarded as follows:

2.	The following is added to the Agreement as new Section 5(B):

(B) On and after January 1, 2010, Barclays shall pay Frontier the “Sales Fee” and “Bonus Fee”. As described more particularly below, Barclays shall pay this revenue to Frontier as compensation for administrative costs, the exclusivity provisions set forth in the Agreement, the cost of the Purchase Miles and Bonus Miles and for the license to the Frontier Intellectual Property. The Sales Fees and Bonus Fees are inclusive of taxes, including but not limited to the Air Transportation Excise tax. “Purchase Miles” means miles awarded to Barclays Cardholders as a result of Net Purchases. “Bonus Miles” means miles awarded to Barclays Cardholders to incent or reward behavior, rather than as result of Net Purchases.

(i) Sales Fee.

Frontier shall award one Purchase Mile on each Account with an annual fee for each dollar of Net Purchases posted to such Account and Barclays shall compensate Frontier follows:

(1) The Sales Fee for Miles awarded for purchases shall be determined based on the *****, as established by Barclays as follows:

i. On or before ***** of each year, Barclays shall, based on the then current program performance, establish, and advise Frontier of, the percentage of Revolvers as compared to the total number of users of accounts (the “Revolver Percentage”) to be utilized for the ***** period beginning that ***** as applicable. The Revolver Percentage for ***** is *****.

ii. The Sales Fee for each Revolver Mile will be determined by Revolver Percentage as set forth on the Base Mile Table on Schedule 1.

iii. The Sales Fee for each Transactor Mile will be *****.

iv. Each month Barclays will calculate the number of Miles awarded in each category of Miles awarded for purchases (e.g., Purchase Miles and Bonus Miles).

v. Barclays shall apply the Revolver Percentage established in (i) above to the number of Miles awarded in each category to determine the number of Miles awarded to a Transactor and thus subject to the applicable Transactor Sales Fee and the number of Miles awarded to a Revolver and thus subject to the applicable Revolver Sales Fee.

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(ii) Bonus Fee

The Bonus Fee for Miles awarded for purchases shall be determined based on the *****, as established by Barclays pursuant to Section (i)(3)i. above and determined as follows;

i. The Bonus Fee for each Revolver Miles awarded for purchases will be determined by Revolver Percentage as set forth on the Bonus Mile table on Schedule 1.

ii. The Bonus Fee for each Transactor Mile awarded for Purchases will be *****

iii. To the extent that Barclays awards Bonus Miles other than in connection with purchases, the Bonus Fee for such Bonus Miles shall be *****.

(iii) Sales and Bonus Fees for No Fee Accounts.

Frontier shall award one Purchase Mile on each No Fee Account for every two dollars of Net Purchases posted to such Account for every dollar of Net Purchases posted to such Account at the cost set forth in Sections (i) and (ii).

3.	All other terms and conditions of the Agreement shall remain in effect except as expressly modified herein or in another writing signed by both parties. Capitalized terms shall have the same meaning as set forth in the Agreement.

4.	This Amendment shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within the State of Delaware.

5.	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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Intending to be legally bound the parties have executed this Amendment as of the date set forth above.

BARCLAYS BANK DELAWARE formerly known as JUNIPER BANK	FRONTIER AIRLINES INC.

/s/ [Authorized Signatory]	/s/ [Authorized Signatory]
(Signature)	(Signature)

Senior Director	VP Controller
(Title)	(Title)

July 23, 2010	July 27, 2010
(Date)	(Date)

Frontier Airlines
Total Cost per Mile

Base Bonus	***** *****	unless otherwise specified in the letter agreement

Base Miles

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Bonus Miles

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